                                                                    Exhibit 23.1

                             [LETTERHEAD OF KPMG]


                        Consent of Independent Auditors


The Board of Directors
Integrated Circuit Systems, Inc.

We consent to the use of our report incorporated herein by reference in the registration statement on Form S-8 of Integrated Circuit Systems, Inc.

/s/ KPMG LLP

Philadelphia, Pennsylvania
July 24, 2000